Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
RPAR Risk Parity ETF
(RPAR)
Listed on NYSE Arca, Inc.
September 18, 2020
Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated December 11, 2019, as previously supplemented
Effective September 15, 2020, the following changes are applicable to the RPAR Risk Parity ETF (the “Fund”):
•CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential”), no longer serves as sub-adviser to the Fund. Accordingly, all references to Exponential as Sub-Adviser to the Fund and all references to the “Sub-Adviser” in the Prospectus and SAI are removed.
•Toroso Investments, LLC (the “Adviser”), the Fund’s investment adviser, is responsible for the day-to-day management of the Fund’s portfolio.
Effective September 16, 2020, Charles A. Ragauss, CFA, formerly with Exponential, has joined the Adviser as a Portfolio Manager. Mr. Ragauss will continue as portfolio manager of the Fund, a position he has held since the Fund’s inception in December 2019. Accordingly, all references to Mr. Ragauss as Director of Product Management for Exponential are replaced with disclosure reflecting his role as Portfolio Manager for the Adviser.
Michael Venuto, Chief Investment Officer for the Adviser, will continue in his role of portfolio manager of the Fund.
In connection with the changes noted above, the following disclosures in the Fund’s Prospectus and SAI are being revised or added, as applicable.
The following disclosure replaces the third paragraph under “Management – Portfolio Managers” on page 11 of the Prospectus:
Mr. Ragauss serves as Portfolio Manager for the Adviser, having joined the Adviser in September 2020. Prior to joining the Adviser, Mr. Ragauss served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
The following disclosure replaces the first two paragraphs under “Proxy Voting Policies” on page 21 of the SAI:
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.
The following disclosure replaces the “Portfolio Managers ‒ Portfolio Manager Compensation” section on page 22 of the SAI:
Portfolio Manager Compensation. Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. He is not directly compensated for his work with respect to the Fund. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Fund’s Investment Advisory Agreement with the Adviser. Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund.
All references to “Exponential” in the “Brokerage Transactions” section beginning on page 26 of the SAI are replaced with “the Adviser.”
Please retain this Supplement with your Prospectus and SAI for future reference